UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2015

ULTRA PETROLEUM CORP.

(Exact name of registrant as specified in its charter)

Yukon, Canada	001-33614	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 N. Sam Houston Parkway East

Suite 1200

Houston, Texas 77060

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 876-0120

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K is being filed to update the unaudited pro forma condensed combined statement of operations through December 31, 2014. The registrant previously filed an unaudited pro forma condensed combined statement of operations through June 30, 2014 and September 30, 2014 with the Securities and Exchange Commission on Form 8-K/A on October 1, 2014 and on Form 8-K on December 10, 2014, respectively.

Section 2 – Financial Information

Item 2.01	Completion of Acquisition or Disposition of Assets.

The required updated pro forma financial information with respect to the SWEPI Transaction is provided in Item 9.01(b) of this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2014 and the related notes are attached as Exhibit 99.1 hereto.

(d)	Exhibits.

Exhibit No.	Description

Exhibit 99.1	Unaudited pro forma condensed combined statement of operations showing the pro forma effects of the SWEPI Transaction for the year ended December 31, 2014 and related notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA PETROLEUM CORP. (Registrant)

Dated: February 24, 2015	By:	/s/ Garrett B. Smith
Garrett B. Smith
Chief Legal Counsel and Corporate Secretary